UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 9, 2017
Date of Report: January 13, 2017

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, Macy’s, Inc. (“Macy’s”) announced that Peter R. Sachse, Chief Growth Officer and one of Macy's named executive officers in its 2016 proxy statement, will be involuntarily separating from Macy’s effective January 30, 2017.  Mr. Sachse, a 34 year employee who has held numerous leadership positions with the company, will be entitled to the benefits provided under the Executive Severance Plan as described in the 2016 proxy statement and his 2016 earned bonus.  In addition, Mr. Sachse will receive a lump sum payment of $2.7 million and continued vesting of equity awards through March 31, 2019. Mr. Sachse will be subject to a three year noncompetition restriction.

                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MACY'S, INC.

Dated: January 13, 2017	By: /s/ Elisa D. Garcia
Name: Elisa D. Garcia
Title: Chief Legal Officer and Secretary